UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 16, 2003

Date of report (Date of earliest event reported)

FIRST PLACE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH 44481

(Address of principal executive offices)

(330) 373-1221

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5.    Other Events

On July 15, 2003 First Place Financial Corp. issued a press release announcing the hiring of Kenton A. Thompson, a 25 year bank veteran, as Regional President and President of Wealth Management Services of First Place Bank, the chief subsidiary of First Place Financial Corp., effective July 14, 2003.

The information contained in the press release, which is attached as Exhibit 99 to this Form 8-K, is incorporated herein by this reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

c)	Exhibits

Exhibit No.	Description

99	Press release of First Place Financial Corp. dated July 15, 2003, announcing the hiring of Kenton A. Thompson as Regional President and President of Wealth Management Services of First Place Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: July 16, 2003	By:	/S/ STEVEN R. LEWIS

Steven R. Lewis
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99	Press release of First Place Financial Corp. dated July 15, 2003, announcing the hiring of Kenton A. Thompson as Regional President and President of Wealth Management Services of First Place Bank.